UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 16, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Nicholas Cyprus, age 53, has been elected Controller and Chief Accounting Officer of the Corporation effective December 1, 2006. Mr. Cyprus has been Senior Vice President, Controller, and Chief Accounting Officer with the Interpublic Group of Companies from May 2004 until April 2006, and previously served as Vice President and Controller of AT&T from January 1999 to March 2004.

     Upon commencement of employment with the Corporation, Mr. Cyprus will receive a one-time lump-sum payment of $300,000, a portion of which reimburses him for forfeited equity compensation from his previous employer. Mr. Cyprus' annual base salary will be $550,000, and he will participate in the compensation plans available to executive officers as described in the Corporation's proxy statement for its 2006 Annual Meeting of Stockholders dated April 28, 2006, and as set forth as exhibits to various periodic filings by the Corporation. He will receive a target bonus of 70% of salary (an amount consistent with incentive opportunities provided to executives with similar levels of responsibility) under the GM Annual Incentive Plan, with a guaranteed minimum amount for 2007 of $300,000; a grant of 5,112 shares of GM $1 2/3 Common Stock under the 2005-2007 GM Long-Term Incentive Plan; and a grant of 10,649 shares of GM $1 2/3 Common Stock under the 2006-2008 GM Long-Term Incentive Plan. Mr. Cyprus will also receive additional annual cash payments of $36,000 (2006), $30,500 (2007), and $30,500 (2008) to compensate him for foregone pension benefits from his previous employer, and the Corporation will reimburse him for reasonable commuting costs from his current residence.

     In 2007, Mr. Cyprus will receive a stock option grant of 13,000 shares of GM $1 2/3 Common Stock. In addition, he will receive a grant of restricted stock units under the 2006 GM Cash-Based Restricted Stock Unit Plan and a grant of shares under the 2007-2009 GM Long-Term Incentive Plan, each valued at $275,000. All 2007 incentive plan grants to Mr. Cyprus will be effective on the same yet-to-be-determined date as grants made to other plan participants.

     If during the first two years of his employment, Mr. Cyprus' employment is terminated by the Corporation other than for cause or if he resigns for good reason he will receive one times his annual base salary and bonus. If his employment is terminated during the third year he will receive an amount equal to one times his annual base salary.

     Mr. Cyprus has no other reportable relationships with the Corporation or its affiliates.

     General Motors Corporation announced the foregoing personnel change in a press release issued on November 16, 2006. That press release is filed herewith as Exhibit 99.1


ITEM 9.01  Financial Statements and Exhibits


Exhibit    Description
------------------------------------------------------------------------------
99         News Release of General Motors Corporation, dated November 16, 2006


                                      # # #


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  November 16, 2006             By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)